UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 9, 2024

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
4.073% Notes due 2024	VZ 24C	New York Stock Exchange
0.875% Notes due 2025	VZ 25	New York Stock Exchange
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders of Verizon Communications Inc. held on May 9, 2024, the following items were submitted to a vote of shareholders.

The number of shares of common stock present at the meeting was 3,437,097,432 or 81.66% of the shares of common stock outstanding on March 11, 2024, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Shellye Archambeau	2,547,013,517	155,719,182	15,277,507	719,087,226
Roxanne Austin	2,585,748,112	115,994,238	16,267,856	719,087,226
Mark Bertolini	2,637,892,483	64,910,590	15,207,133	719,087,226
Vittorio Colao	2,623,944,181	75,099,199	18,966,826	719,087,226
Laxman Narasimhan	2,602,890,886	96,316,762	18,802,558	719,087,226
Clarence Otis, Jr.	2,533,372,347	168,228,285	16,409,574	719,087,226
Daniel Schulman	2,633,651,503	68,360,157	15,998,546	719,087,226
Rodney Slater	2,548,099,728	151,934,947	17,975,531	719,087,226
Carol Tomé	2,662,396,696	39,875,559	15,737,951	719,087,226
Hans Vestberg	2,452,429,353	237,522,878	28,057,975	719,087,226

(b)

The proposal regarding the advisory vote to approve executive compensation was approved with 2,451,280,357 votes for, 245,825,042 votes against, 20,904,807 abstentions and 719,087,226 broker non-votes.

(c)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2024 was ratified with 3,182,061,082 votes for, 178,694,259 votes against and 76,342,091 abstentions.

(d)

The shareholder proposal regarding a prohibition on political contributions study was defeated with 167,023,454 votes for, 2,442,434,158 votes against, 108,552,594 abstentions and 719,087,226 broker non-votes.

(e)	The shareholder proposal regarding a lobbying activities report was defeated with 923,157,397 votes for, 1,741,639,843 votes against, 53,212,966 abstentions and 719,087,226 broker non-votes.

(f)	The shareholder proposal regarding an amendment to the clawback policy was defeated with 878,127,232 votes for, 1,800,571,410 votes against, 39,311,564 abstentions and 719,087,226 broker non-votes.

(g)	The shareholder proposal regarding an independent Board chair was defeated with 1,165,666,210 votes for, 1,531,019,039 votes against, 21,324,957 abstentions and 719,087,226 broker non-votes.

(h)	The shareholder proposal regarding civil liberties in digital services was defeated with 123,051,316 votes for, 2,536,867,542 votes against, 58,091,348 abstentions and 719,087,226 broker non-votes.

(i)	The shareholder proposal regarding a lead-sheathed cable report was defeated with 388,696,949 votes for, 2,269,452,984 votes against, 59,860,273 abstentions and 719,087,226 broker non-votes.

(j)	The shareholder proposal regarding political expenditures misalignment was defeated with 464,605,493 votes for, 2,207,013,084 votes against, 46,391,629 abstentions and 719,087,226 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: May 13, 2024	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary